September 27, 2011
VIA EDGAR
Securities and Exchange Commission
Investment Company Division
100 F. Street, N.E.
Washington, DC 20549

Attn: Re:	Office of Filings, Information & Consumer Services RidgeWorth Funds (the “Trust”) (File No. 033-45671)
To the Commission:
The Supplement is being filed to submit exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Fixed Income Funds Prospectus dated August 1, 2011 (as revised September 1, 2011) for the RidgeWorth Core Bond Fund (A, R & I Shares), RidgeWorth Intermediate Bond Fund (A, R & I Shares) and RidgeWorth Total Return Bond Fund (A, R & I Shares), as filed electronically via EDGAR with the Securities and Exchange Commission on September 7, 2011 (Accession # 0000950123-11-083102).
If you have any questions concerning this filing, you may contact me at (617) 662-3969.
Very truly yours,
/s/ Francine S. Hayes
Francine S. Hayes
Vice President and Managing Counsel

cc:	J. Short